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                                Executive Income
                         Deferred Compensation Agreement

         AGREEMENT, made and entered into this First day of March, 1990, by and between Philipp Brothers Chemicals, Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, and having its usual place of business at 1 Parker Plaza, Fort Lee, NJ, (hereinafter sometimes called the "Corporation"), and _____________, currently residing at _________________,
_____________ (hereinafter call "Executive"),

         WITNESSETH THAT:

         WHEREAS, the Executive is presently employed by the Corporation in the position of ________________, in which capacity his services have contributed to the successful operation of the Corporation, and the Corporation and its Directors believe it is in the best interest of the Corporation to retain the services of the Executive; and

         WHEREAS, the Executive desires to enter into this Agreement with the Corporation under which, in consideration of services rendered and to be rendered by him to the Corporation, it will agree to make certain payments to him in the event of his retirement while in the employment of the Corporation or as otherwise provided for herein, all subject to the terms and conditions hereof; and

         WHEREAS, the Directors of the Corporation have concluded and agreed that it is in the best interests of the Corporation to enter into this Agreement with the Executive;

         NOW, THEREFORE, in consideration of the premises, and the services rendered and to be rendered to the Corporation by the Executive, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Executive hereby mutually convenant and agree as follows:

                                    ARTICLE I

                    Retirement of Executive Following Age 65

         1.01 The Corporation agrees that the Executive may retire from the active and daily service of the Corporation on the day which is one day prior to the first day of the month in which the Executive has his sixty-fifth (65th) birthday. It is understood and agreed that the word "retirement" as used in this Agreement shall refer to the actual retirement of the Executive, and that no benefits shall be paid the Executive under this Agreement until his actual retirement from regular full--time employment in the Corporation, unless the Executive and the Corporation shall otherwise mutually agree in writing.

         1.02 The Corporation agrees that commencing on the first payment date (as defined in Section 5.02) after the date of the Executive's retirement, and on each payment date thereafter for the term of this Agreement, it will make monthly retirement payments in the amount provided in Article IV hereof. The Corporation agrees to continue to make such monthly payments to the Executive during his life for Ten (10) years and until the Executive shall have received One Hundred Twenty (120) monthly payments; subject, however, to the conditions and limitations provided for and set forth hereinbelow.

                                   ARTICLE II

                             Death During Retirement

         2.01 The Corporation agrees that if the Executive shall retire but shall die before receiving any or all of the said monthly payments as provided in Section 1.02, it will continue to make such monthly retirement payments to the designated beneficiary of the Executive who shall be living and entitled to receive such payment on


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the then current monthly payment date. If the Executive retires and dies after the expiration of said One Hundred Twenty month period, no further payments shall be due or payable by the Corporation under this Agreement.

         2.02 As long as this Agreement is in force, the Executive shall be entitled to specify, in accordance with the procedures set forth in Section 11.01, the beneficiary or beneficiaries of any payments remaining to be paid at the time of his death under the provisions of Section 2.01 above.

                                   ARTICLE III

                            Termination of Employment

         3.01 In the event that the Executive terminates his employment with the Corporation voluntarily, or if he is discharged for any reason prior to his retirement date as set out in Section 1.01, no payments shall be due or payable by the Corporation under this Agreement.

                                   ARTICLE IV

                           Amount of Monthly Payments

         4.01 The amount of each monthly retirement payment to be made by the Corporation from its own funds and by its own check to the Executive or the Executive's beneficiary, as provided for in this Section 1.02, shall be Two Thousand Five Hundred dollars ($2,500).

         4.02 Monthly retirement benefits shall commence on the first business day following the Executive's retirement, and thereafter shall be made on the first business day of each succeeding calendar month.

                                    ARTICLE V

             Employee Retirement Income Security Act of 1974 (ERISA)

         5.01 For the purposes of ERISA, the Corporation will be the "Named Fiduciary" and "Plan Administrator" of the plan for which this Agreement is hereby designated the written plan instrument.

         5.02 The Corporation's Board of Directors may authorize a person or group of persons to fulfill the responsibilities of the Corporation as Plan Administrator. The Named Fiduciary or the Plan Administrator may employ others to render advice with regard to its responsibilities under the plan. The Named Fiduciary may also allocate fiduciary responsibilities to others and may exercise any other powers necessary for the discharge of its duties to the extent not in conflict with ERISA.

                                   ARTICLE VI

                                Claims Procedure

         6.01 The following Claims Procedure shall control the determination of benefit payments under this Plan:

         (a)  Filing of a Claim for Benefits

              If the Executive, the Executive's beneficiary or other individual ("Claimant") believes he or she is entitled to receive benefits under the plan he or she must submit a written claim for benefits to the Plan Administrator. The Corporation's independent decision on the beneficiary's Claim for


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              Benefits shall be determinative of whether or not the beneficiary shall be entitled to receive benefits under this Plan. A beneficiary's Claim for Benefits shall be submitted in writing to the Plan Administrator on a form to be supplied by said Administrator.

         (b)  Denial of Claim

              A Claim for Benefits under the Plan will be denied if the Corporation determines that the Claimant is not entitled to receive benefits under the Plan. Notice of a denial shall be furnished to the Claimant within a reasonable period of time after receipt of the Claim for Benefits by the Plan Administrator.

         (c)  Content of Notice

              The Plan Administrator shall provide within ninety (90) days to every Claimant who is denied a Claim for Benefits written notice setting forth, in a manner calculated to be understood by the Claimant, the following:


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         1.   The specific reason or reasons for the denial;

         2. Specific reference to pertinent Plan provisions on which the denial is based;

         3. A description of any additional material or information necessary for the Claimant to perfect the claim, and any explanation of why such material or information is necessary; and

         4. An explanation of the Plan's Claim Review Procedure as set forth below.

         (d)  Review Procedure

         The purpose of the Review Procedure is to provide a method by which a Claimant may have a reasonable opportunity to appeal a denial of a Claim to the Named Fiduciary for a full and fair review. To accomplish that purpose, the Claimant or his duly authorized representative:

         1.   May require a review upon written application to the Named
              Fiduciary;

         2.   May review pertinent Plan documents; and

         3.   May submit issues and comments in writing.

         A Claimant (or his duly authorized representative) shall request a review by filing a written application for review with the Named Fiduciary at any time within sixty (60) days after receipt by the Claimant of written notice of the denial of his claim.

         (e)  Decision on Review

         A decision on review of a denied claim shall be made in the following manner:

         1. The decision on review shall be made by the Named Fiduciary, who may in his discretion hold a hearing on the denied claim. Such decision shall be made promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred and twenty (120) days after receipt of the request for review.


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         2.   The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the Claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

                                   ARTICLE VII

                              Financing of Benefits

         7.01 All benefits under the plan shall be provided out of the general assets of the Corporation at the time such benefits are to be paid. The parties agree that the Corporation is under no obligation to set aside funds in advance of the time for payment, or to otherwise provide security for its obligations under this Agreement.

         7.02 Payments from the Plan shall be made out of the general assets of the Corporation upon submission and approval of a Claim for Benefits made pursuant to the Claims Procedure established as required by ERISA, and set forth above.

                                  ARTICLE VIII

                                 Governing Laws

         8.01 This Agreement shall be governed by and construed in accordance with the laws of New Jersey, where it is made and to be performed. It sets forth the entire agreement between the parties concerning the subject matter thereof, and any amendment or discharge will be made only in writing. This Agreement will bind and benefit the parties and their legal representatives and successors.

                                   ARTICLE IX

                          Not a Contract of Employment

         9.01 This Agreement shall not be deemed to constitute a contract of employment between the parties, nor shall any provision restrict the right of the Corporation to discharge the Executive.

                                    ARTICLE X

                            Amendment or Termination

         10.01 No beneficiary under this Agreement shall obtain any vested right to have this Agreement continued in force and it may be amended or modified, in whole or in part, by the Executive and the Corporation in writing at any time without the consent of said beneficiary.

                                   ARTICLE XI

                               Further Provisions

         11.01 The term "beneficiary" as used herein shall mean any person or trust, or combination thereof, last designated by the Executive in writing and filed with the Corporation by the Executive during his lifetime upon a Nomination of Beneficiary form provided by the Corporation. Any such designation or designations of beneficiary shall be revocable at any time or times without the consent of any beneficiary, whether now living or born hereafter, by written designation of beneficiary made by the Executive and similarly filed by him with the Corporation during his lifetime. In the absence of or failure of designated beneficiaries, the executor(s) or administrator(s) of the Executive shall be his beneficiary.


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         11.02 It is agreed that neither the Executive nor any beneficiary hereunder shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable, and in the event of any attempted assignment or transfer, this Agreement shall terminate and the Corporation shall have no further liability hereunder.

          11.03 The Corporation agrees that it will not merge or consolidate with another Corporation or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing corporation or other organization shall expressly assume the rights and obligations of the Corporation herein set forth.

          11.04 This Agreement shall be executed in duplicate, each copy of which when so executed and delivered shall be an original, but both copies shall, together, constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals this First day of March 1990.


-----------------
Jack Bendheim

Phi1ipp Brothers Chemicals, Inc.

By:
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-------------------
Chairman

President


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                            NOMINATION OF BENEFICIARY

TO: Philipp Brothers Chemicals, Inc. (hereinafter called the "Corporation")

I Jack Bendheim, in accordance with the right granted to me in Section 2.01 of the Executive Income Deferred Compensation Agreement between me and the Corporation dated March 1, 1990, do hereby nominate as Beneficiary thereunder in the event of my death:

                   Giti Bendheim, Spouse, if living, otherwise
                                  to my Estate

still reserving the privilege of changing the Beneficiary herein named at any time or times without the consent of any such Beneficiary.

This nomination is made upon the following terms and conditions:

1. The word Beneficiary as used herein shall include the plural wherever the contract so permits.

2. If any sole Beneficiary who is then receiving monthly payments hereunder and under said agreement shall not be living on any monthly payment date provided for in said agreement, any and all remaining monthly payments shall be payable to the next Beneficiary in the order named above unless the executors or administrators of such sole Beneficiary are named as Beneficiaries hereinabove.

3. If more than one Beneficiary is named either individually or as a class, monthly payments shall be made equally to such Beneficiaries unless otherwise provided hereinabove. If any such Beneficiaries die while receiving monthly payments under said agreement, any and all remaining payments shall be made equally to the surviving Beneficiaries of such designation or class or all to the sole survivor of them unless otherwise provided hereinabove. If all of such Beneficiaries shall die, any and all remaining payments shall be made to the next Beneficiary in the order named hereinabove.

4. If none of the Beneficiaries named hereinabove is living on any said monthly payment date, any and all remaining payments shall be made to my executors or administrators.

5. If any such monthly payments shall be payable upon any trust, the Corporation shall not be liable to see to the application by the Trustee of any payment hereunder at any time, and may rely upon the sole signature of the Trustee to any receipt, release or waiver, or to any transfer or other instrument to whomsoever made purporting to affect this nomination or any right hereunder.

This nomination shall be executed in duplicate, but it shall not be valid unless one copy thereof is filed with and receipt thereof is acknowledged thereon by the Corporation during my lifetime. Any revocation or change of this Nomination of Beneficiary shall not be valid unless it is filed with and receipt thereof is acknowledged thereon by the Corporation during my lifetime, and loss or destruction of any copy retained by me shall NOT constitute a revocation or change of this nomination.

This nomination cancels and supersedes any Nomination of Beneficiary heretofore made by me with respect to said agreement and the right to receive payments thereunder.

Date:    March 1, 1990


-----------------
Jack Bendheim

The Corporation hereby acknowledges receipt of the above Nomination of Beneficiary this First day of March, 1990.


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Philipp Brothers Chemicals, Inc.

By:
    -----------------------------